RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                            JPMORGAN CHASE BANK, N.A.

                                     Trustee



                                 AMENDMENT NO. 1

                                       TO

                         POOLING AND SERVICING AGREEMENT



                           Dated as of August 31, 2006



                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2006-RS3







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         THIS  AMENDMENT NO. 1 TO POOLING AND SERVICING  AGREEMENT,  dated as of
August  31,  2006  (this  "Amendment"),  is  among  RESIDENTIAL  ASSET  MORTGAGE
PRODUCTS, INC., a Delaware corporation, in its capacity as depositor (the "Depositor"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, in its capacity as master servicer (the "Master Servicer"), and JPMORGAN CHASE BANK,
N.A.,  a  national  banking  association,   in  its  capacity  as  trustee  (the
"Trustee"). Capitalized terms used in this Amendment and not otherwise defined will have the meanings assigned to them in the Pooling and Servicing Agreement dated as of April 1, 2006 (the "Existing Agreement"), among the Depositor, and the Trustee.

                               W I T N E S S E T H

         WHEREAS, the Depositor, the Master Servicer and the Trustee entered into the Existing Agreement, and each of them desire to amend the Existing Agreement to make any other provisions with respect to matters or questions arising under the Existing Agreement which shall not be materially inconsistent with the provisions of the Existing Agreement;

         WHEREAS, Section 11.01(a)(vi) of the Existing Agreement provides that the Existing Agreement may be amended as follows without the consent of the Certificateholders; and

         WHEREAS, the Trustee has received an Opinion of Counsel that entering into this Amendment is permitted by the Existing Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.        Amendments.
                  ----------

(a) Article I of the Existing Agreement is hereby amended by inserting the following definition as a new paragraph immediately following the definition of "Business Day":

                  "Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31."

(b) Article IV of the Existing  Agreement is hereby amended by replacing Section
4.07 of the Existing Agreement in its entirety with the following:

"Section 4.07     Optional Purchase of Defaulted Mortgage Loans.
                  ---------------------------------------------

         (a) As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section 4.07(a) during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in any subsequent Calendar Quarter.

         (b) If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto."

SECTION 2.        Effect of Amendment.

         Upon execution of this Amendment, the Existing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties thereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Existing Agreement (as applicable) for any and all purposes. Except as modified and expressly amended by this Amendment, the Existing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3.        Binding Effect.
                  --------------

         The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto (and any Certificateholder) and each of their respective successors and assigns.

SECTION 4.        Governing Law.
                  -------------

         This Amendment shall be governed by and construed in accordance with the laws of the State of placeStateNew York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 5.        Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the Certificates or the rights of the Certificateholders.

SECTION 6.        Section Headings.

         The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 7.        Counterparts.

         This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

[Seal] RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                           By:/s/ Joseph Orning
Attest:_/s/ Christopher Martinez            Name: Joseph Orning
Name:  Christopher Martinez                 Title:   Vice President
Title:    Vice President
[Seal]                                     RESIDENTIAL FUNDING CORPORATION



Attest:/s/ Joseph Orning                   By: /s/ Christopher Martinez
Name:  Joseph Orning                        Name: Christopher Martinez
Title:    Associate                         Title:   Associate
[Seal]                                     JPMORGAN CHASE BANK, N.A.
                                           AS TRUSTEE


Attest:  /s/ Terry Stewart                 By:/s/ Joanne M. Murray
Name:  Terry Stewart                        Name: Joanne M. Murray
Title:    Vice President                    Title:   Assistant Vice President

STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )

         On the 31st day of August 2006 before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

                                  /s/ Amy Sue Olson


[Notarial Seal]

STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )

         On the 31st day of August 2006 before me, a notary public in and for said State, personally appeared Christopher Martinez, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Notary Public

                                  /s/ Amy Sue Olson



[Notarial Seal]

STATE OF TEXAS      )
                    ) ss.:
COUNTY OFHARRIS     )

         On the 24th day of August 2006 before me, a notary public in and for said State, personally appeared Joanne M. Murray, known to me to be a(n) Assistant Vice President of JPMorgan Chase Bank, N.A., a banking association organized under the laws of the United States that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Notary Public


                                /s/ Cecelia A. Garcia



[Notarial Seal]